UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 9, 2026

Consensus Cloud Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40750	87-1139414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices) (Zip Code)

(323) 860-9200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCSI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2026, Consensus Cloud Solutions, Inc. (the “Company”) issued a press release announcing its preliminary unaudited financial results for the fourth quarter and the full year of fiscal 2025. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2026, James Malone, Chief Financial Officer of Consensus Cloud Solutions Inc. (“Company”), notified the Company that effective close of business on April 1, 2026, he will step down from his position as Chief Financial Officer of the Company. Upon stepping down from such position, Mr. Malone will continue with the Company as a strategic advisor.

Upon receiving Mr. Malone’s resignation, the Board of Directors for the Company appointed Adam Varon (61), as Chief Financial Officer of the Company as of April 1, 2026. Mr. Varon is currently the Company’s Senior Vice President of Finance and has served in such role since October 7, 2021. Prior to joining the Company, Mr. Varon was most recently the SVP of Finance at J2 Global Inc., our former parent company, where he worked for over 9 years. Prior to J2 Global Inc, Mr. Varon spent 18 years within the entertainment industry at Capitol Records, Universal Music Group, and News Corp and he started his career in public accounting at Ernst & Young. Mr. Varon is a licensed CPA (non-active) and holds a B.S. in Accounting and Finance from California State University, Northridge.

On February 9, 2026, the Board of Directors for the Company also appointed Karel Krulich (50), as Chief Accounting Officer of the Company as of April 1, 2026. Mr. Krulich is currently the Company’s Senior Vice President of Strategic Accounting Operations and has served in such role since January 2025, after starting with the Company as VP, Corporate Controller in August 2022. Prior to joining the Company in August 2022, he served as Corporate Controller at Mission Bio, Inc., a biotechnology company, from 2020 to 2022, led SEC reporting at Twist Bioscience Corp., a biotechnology company, from 2019 to 2020, and began his career at Ernst & Young, where he worked from 2000 to 2019. Mr. Krulich is a Certified Public Accountant (CPA) and holds an MBA from the Prague University of Economics and Business.

No determination regarding compensation arrangements relating to these appointments has been made as of the date of filing this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release dated February 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consensus Cloud Solutions, Inc. (Registrant)

Date:	February 9, 2026	By:	/s/ Vithya Aubee
Vithya Aubee Vice President and Secretary